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                                                                    Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                             NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-1

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Section 7.3 Indenture                                                             Distribution Date:                      11/15/2004
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(i)      Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)     Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    2,061,500.00
               Class B Note Interest Requirement                      187,162.50
               Class C Note Interest Requirement                      272,025.00
                       Total                                        2,520,687.50

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.63611
               Class B Note Interest Requirement                         1.78250
               Class C Note Interest Requirement                         2.01500

(iii)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)     Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)      Required Owner Trust Spread Account Amount                15,000,000.00



                                                               By:
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                                                                  Name:  Patricia M. Garvey
                                                                  Title: Vice President
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